UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2005

EXIDE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11263	23-0552730
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

13000 Deerfield Parkway
Building 200
	Alpharetta, Georgia	30004
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESENTATION MATERIAL FOR 6/2/05 CONFERENCE
EX-99.2 PRESS RELEASE, DATED MAY 31, 2005
EX-99.3 CONSOLIDATED ADJUSTED EBTIDA RECONCILIATION

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

     On June 2, 2005, the Company will participate in a conference with its secured lenders to formally launch amendments to its $365 million senior credit facility. Materials to be reviewed during the conference are attached as Exhibit 99.1. A copy of the press release announcing the conference is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Presentation Materials for June 2, 2005 Conference

99.2	Press Release, dated May 31, 2005.

99.3	Consolidated Adjusted EBITDA Reconciliation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES (Registrant)
Date: June 2, 2005	By:	/S/ GORDON A. ULSH
		Name:	Gordon A. Ulsh
		Title:	President and Chief Executive Officer